                                                                   Exhibit 10.19

                               THIRD AMENDMENT TO
                           REVOLVING CREDIT AGREEMENT
                           --------------------------

     THIS THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT (this "Third Amendment") is made and entered into as of August 1, 2001, by and among (a) MILLIPORE CORPORATION, a Massachusetts corporation having its principal place of business at 80 Ashby Road, Bedford, MA 01730 (the "Borrower"), (b) FLEET NATIONAL BANK (f/k/a BANKBOSTON N.A.), with an office at 100 Federal Street, Boston, Massachusetts 02110 ("Fleet"), ABN AMRO BANK N.V., with its Boston branch at One Post Office Square, Boston, Massachusetts 02109 ("ABN"), and the other lending institutions party hereto (collectively with Fleet and ABN, the "Banks") and (c) FLEET, as administrative agent for the Banks (the "Administrative Agent"), and ABN, as documentation agent for the Banks (the "Documentation Agent," and collectively with the Administrative Agent, the "Agents").

     WHEREAS, the Borrower, the Agents and the Banks are party to that Revolving Credit Agreement dated as of January 22, 1997, which was amended pursuant to that certain First Amendment, dated as of February 11, 1997, and by the Second Amendment, dated as of September 30, 1998 (as amended the "Credit Agreement");

     WHEREAS, the Borrower has announced its intention to spin-off its wholly-owned Subsidiary Mykrolis Corporation, a Delaware corporation ("Mykrolis"), in two phases: (1) an initial public offering of less than 20% of the outstanding shares of Mykrolis common stock and (2) a subsequent distribution of the remaining shares of Mykrolis to the Borrower's shareholders;

     WHEREAS, the Borrower has requested that the Banks make certain revisions to the Credit Agreement as hereinafter set forth, and the Banks have agreed to such revisions;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. DEFINITIONS. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement.

     2.    AMENDMENTS TO (S)1.1.
           --------------------

                                       1
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     (a) The definition of "Consolidated Earnings Before Interest, Taxes,
Depreciation and Amortization or EBITDA" in (S)1.1 of the Credit Agreement is deleted in its entirety and the following new definition is inserted in its place:

          "Consolidated Earnings Before Interest, Taxes, Depreciation and Amortization or EBITDA. For any period, without duplication, Consolidated Net Income (or Deficit) plus in each case to the extent deducted from Consolidated Net Income (or Deficit) (a) Consolidated Total Interest Expense, (b) income taxes, (c) depreciation expense, (d) amortization expense, (e) restructuring charges and other one time expense items in connection with Mykrolis, not to exceed $12,600,000 in the aggregate, deducted as a special charge in the quarter ending March 31, 2001, (f) loss attributed to the discontinued operations of Mykrolis, not to exceed $6,000,000, taken in the fiscal quarter ending June 30, 2001, and (g) net loss with respect to the disposal of discontinued operations of Mykrolis, not to exceed $30,000,000, taken in the fiscal quarter ending June 30, 2001; provided that, for purposes of calculating the financial covenants pursuant to (S)9, the portion of EBITDA derived from Subsidiaries acquired since the date of the most recent financial statements delivered to the Banks pursuant to (S)7.4 hereof shall be included in the calculation of EBITDA if (i) the financial statements of such acquired Subsidiaries have been audited for the period sought to be included by an independent accounting firm satisfactory to the Administrative Agent or (ii) the Administrative Agent consents to such inclusion, such consent not to be unreasonably withheld."


     (b) The following new definitions are added to (S)1.1 in the proper alphabetical order therein:

          "Third Amendment Effective Date. The date on which conditions in (S)11 of the Third Amendment to the Credit Agreement dated August 1, 2001 are satisfied."

          "Mykrolis. Mykrolis Corporation, a Delaware corporation, and a wholly-owned Subsidiary of the Borrower prior to the Mykrolis IPO."

                                       2
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          "Mykrolis IPO. The initial public offering of shares of Mykrolis
     (which shall constitute less than 20% of the Mykrolis Stock)."

          "Mykrolis Shareholder Distribution. Subsequent to the Mykrolis IPO, the Distribution of the remaining shares of Mykrolis Stock by the Borrower to the Borrower's shareholders."

          "Mykrolis Stock.  All outstanding shares of common stock of Mykrolis."

     3.    AMENDMENT TO (S)2.1.   Section 2.1 is hereby amended by deleting
clause (i) appearing therein and replacing it with a new clause (i) as follows:
"(i) $175,000,000, as such amount may be reduced after the Third Amendment Effective Date pursuant to (S)2.3 hereof (the "Total Commitment") minus".

     4.    AMENDMENT TO (S)8.1.   Section 8.1 is hereby amended by deleting the
"and" appearing at the end of subsection (j), changing the current subsection
(k) to subsection (l), and inserting a new subsection (k) as follows:


     "(k) Liens to secure Indebtedness of Mykrolis and Mykrolis' Subsidiaries not to exceed $35,000,000; provided that such Liens are only on the assets of Mykrolis and Mykrolis' Subsidiaries and/or the stock of Mykrolis' Subsidiaries and that such Indebtedness is non-recourse to the Borrower and its other Subsidiaries (other than with respect to the stock of Mykrolis' Subsidiaries); and"

     5.    AGREEMENTS CONCERNING MYKROLIS.

     (a) The Borrower acknowledges and agrees that nothing herein shall be construed as a consent of the Administrative Agent or the Banks to the Mykrolis Shareholder Distribution, and that prior to the Mykrolis Shareholder Distribution, the Borrower shall obtain the consent of the Majority Banks.


     (b) The Borrower agrees that any loans to, investment in, Distribution to or any non-arms length arrangement or other support arrangement for the benefit of Mykrolis and Mykrolis' Subsidiaries made

                                       3
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following the Mykrolis IPO shall be deducted from the Investment basket under
(S)8.2(g) of the Credit Agreement.

     6. AGREEMENT CONCERNING (S)7.18. The receipt by the Borrower of the Met Life Waiver, as defined in (S)7(e) of this Third Amendment, shall constitute compliance with (S)7.18 of the Credit Agreement in relation to this Third Amendment.

     7. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants as follows:

     (a) The execution and delivery of this Third Amendment (i) is within the corporate authority of the Borrower, (ii) has been duly authorized by all necessary corporate proceedings on the part of the Borrower, (iii) does not conflict with or result in any material breach or contravention of any provision of law, statute, rule or regulation to which the Borrower is subject or any judgment, order, writ, injunction, license or permit applicable to the Borrower so as to materially adversely affect the assets, business or any activity of the Borrower, and (iv) does not conflict with any provision of the corporate charter or bylaws of the Borrower or any agreement or other instrument binding upon the Borrower.

     (b) The Mykrolis IPO does not conflict with any provision of the corporate charter or bylaws of the Borrower or any material agreement binding upon the Borrower and its Subsidiaries.

     (c) The execution and delivery of this Third Amendment and the performance of the transactions contemplated hereby will result in valid and legally binding obligations of the Borrower party thereto enforceable against the Borrower in accordance with the respective terms and provisions hereof and thereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

     (d) As of the Third Amendment Effective Date, no Default or Event of Default or condition which would result in a Default or Event of Default has occurred and is continuing (except that which would have occurred but for the modifications contained in this Third Amendment).

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     (e) The Borrower has obtained a ninety day waiver from Metropolitan Life
Insurance Company ("Met Life") with respect to the Note Purchase Agreement for any financial covenant defaults thereunder that arise out of the matters described in clauses (e), (f) and (g) of the definition of EBITDA in (S)1.1 of the Credit Agreement as amended by this Third Amendment (the "Met Life Waiver").

     (f) The Borrower will use its reasonable best efforts to obtain either a permanent amendment to the Note Purchase Agreement with Met Life on terms which mirror or are no more restrictive than the Credit Agreement or to obtain an extension of the waiver until the Maturity Date.

     (g) Taking into account the Met Life Waiver, as of the Third Amendment Effective Date, no default or event of default exists under any other Indebtedness of the Borrower or its Subsidiaries.

     (h) The Mykrolis IPO will not create a Default or Event of Default.

     8. RATIFICATION, ETC. Except as expressly amended hereby, the Credit Agreement, the other Loan Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. This Third Amendment and the Credit Agreement shall hereafter be read and construed together as a single document, and all references in the Credit Agreement, any other Loan Document or any agreement or instrument related to the Credit Agreement shall hereafter refer to the Credit Agreement as amended by this Third Amendment.

     9. GOVERNING LAW. THIS THIRD AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS) AND SHALL TAKE EFFECT AS A SEALED INSTRUMENT IN ACCORDANCE WITH SUCH LAWS.

     10. COUNTERPARTS. This Third Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which counterparts taken together shall be deemed to constitute one and the same instrument.

     11.    EFFECTIVENESS.

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     (a) This Third Amendment (other than (S)4) shall become effective upon the satisfaction of the following conditions (the "Third Amendment Effective Date"):

          (i) This Third Amendment shall have been executed and delivered by the respective parties hereto, including the Majority Banks;

          (ii) All corporate action necessary for the valid execution and delivery by the Borrower of this Third Amendment and the performance of the transactions contemplated hereby and thereby shall have been taken, and satisfactory evidence thereof shall have been provided to the Administrative Agent;

          (iii) The Borrower shall have paid to each Bank that has executed and delivered this Third Amendment prior to the close of business on July 30, 2001, an amendment fee, which shall be in an amount equal to 0.125% of each such Bank's Commitment as in effect immediately prior to the Third Amendment Effective Date; and

          (iv) The Borrower shall have reimbursed the Administrative Agent for all costs and expenses (including legal fees) incurred by the Administrative Agent in connection with the closing of this Third Amendment, to the extent such costs and expenses have been invoiced to the Borrower on or before the latest to occur of the conditions in clauses (i),
     (ii) and (iii) of this (S)10(a); and

          (v) The Administrative Agent shall have received a copy of the Met Life Waiver.

     (b) Following the Third Amendment Effective Date, (S)4 of this Third Amendment shall become effective upon the occurrence of the Mykrolis IPO, provided that the Borrower shall own at least 80% of the Mykrolis Stock and evidence thereof shall have been provided to the Administrative Agent.

                  [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, each of the undersigned has duly executed this Third Amendment under seal as of the date first set forth above.


                              THE BORROWER:
                              ------------

                              MILLIPORE CORPORATION



                              By: /s/ Kathleen B. Allen
                                  -----------------------------
                                  Name:  Kathleen B. Allen
                                  Title: Vice President and CFO


                              THE BANKS AND AGENTS:
                              --------------------

                              FLEET NATIONAL BANK
                              (f/k/a/ BANKBOSTON, N.A.), individually and as Agent


                              By: /s/ William R. Rogers
                                  -----------------------------
                                  William R. Rogers
                                  Director


                              ABN AMRO BANK N.V.


                              By: /s/ Pauline McHugh
                                  -----------------------------
                                  Name:  Pauline McHugh
                                  Title: Group Vice President


                              By: /s/ Patricia Christy
                                  -----------------------------
                                  Name:  Patricia Christy
                                  Title: Vice President

                              BANK OF TOKYO-MITSUBISHI TRUST COMPANY


                              By: /s/ T. Fennessey
                                  -----------------------------
                                  Name:  T. Fennessey
                                  Title: Vice President


                              By:
                                  -----------------------------
                                  Name:
                                  Title:


                              THE CHASE MANHATTAN BANK


                              By: /s/ A. Neil Sweeny
                                  -----------------------------
                                  Name:  A. Neil Sweeny
                                  Title: Vice President


                              THE BANK OF NOVA SCOTIA


                              By: /s/ Unreadable
                                  -----------------------------
                                  Name:
                                  Title: Authorized Signatory


                              By:
                                  -----------------------------
                                  Name:
                                  Title:

                              THE SANWA BANK, LIMITED


                              By: /s/ Joseph E. Leo
                                  -----------------------------
                                  Name:  Joseph E. Leo
                                  Title: Vice President and
                                         Area Manager


                              By:
                                  -----------------------------
                                  Name:
                                  Title:


                              CITIZENS BANK OF MASSACHUSETTS


                              By: /s/ Mariel Keane Hough
                                  -----------------------------
                                  Name:  Mariel Keane Hough
                                  Title: Vice President


                              By:
                                  -----------------------------
                                  Name:
                                  Title:


                              THE DAI-ICHI KANGYO
                              BANK, LTD.


                              By: /s/ J. Kenneth Biegen
                                  -----------------------------
                                  Name:  J. Kenneth Biegen
                                  Title: Senior Vice President


                              By:
                                  -----------------------------
                                  Name:
                                  Title:

                              MORGAN GUARANTY TRUST COMPANY OF NEW YORK


                              By: /s/ David Weintrob
                                  -----------------------------
                                  Name:  David Weintrob
                                  Title: Vice President


                              MELLON BANK, N.A.


                              By: /s/ Darci Merrow
                                  -----------------------------
                                  Name:  Darci Merrow
                                  Title: Vice President


                              By:
                                  -----------------------------
                                  Name:
                                  Title:



                              SUMITOMO MITSUI BANKING COPORATION
                              (F/K/A THE SUMITOMO BANK LIMITED, AND AS SUCCESSOR BY MERGER TO THE SAKURA BANK, LIMITED)

                              By: /s/ Edward D. Henderson
                                  ------------------------------
                                  Name: Edward D. Henderson
                                  Title: Senior Vice President

                              BANKERS TRUST COMPANY


                              By:
                                  -----------------------------
                                  Name:
                                  Title:


                              By:
                                  -----------------------------
                                  Name:
                                  Title:


                              CREDIT LYONNAIS NEW YORK BRANCH


                              By: /s/ Scott R. Chappelka
                                  -----------------------------
                                  Name:  Scott R. Chappelka
                                  Title: Vice President


                              By:
                                  -----------------------------
                                  Name:
                                  Title:

                              BAYERISCHE HYPO-UND VEREINSBANK AG, NEW YORK
                              BRANCH


                              By: /s/ Laura A. DePersis
                                  -----------------------------
                                  Name:  Laura A. DePersis
                                  Title: Director


                              By: /s/ Diane B. Vaccaro
                                  -----------------------------
                                  Name:  Diane B. Vaccaro
                                  Title: Associate Director


                              UNICREDITO ITALIANO SPA


                              By: /s/ Luciano Cenedese
                                  -----------------------------
                                  Name:  Luciano Cenedese
                                  Title: First Vice President


                              By: /s/ Charles Michael
                                  -----------------------------
                                  Name:  Charles Michael
                                  Title: Vice President